Corporate Presentation Fourth Quarter 2022

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that cons titute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward- looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the effects of the implementation of the current expected credit losses model; regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Presentation Index Company Overview Slide 4 Financial Highlights & Earnings Performance Slide 8 Loan Trends Slide 14 Asset Quality Trends Slide 19 Deposit Trends Slide 21 Strong Franchise Value Slide 23 Appendix Slide 27 3

Company Overview 4

3rd largest Asian American bank in the U.S.1 6th largest bank head quartered in Los Angeles1 95th largest financial institution in the U.S.2 24th largest SBA lender in the country by volume3 Only Korean American bank with presence in Korea Only Korean American bank (formerly known as BBCN Bank) ever to be listed on Forbes’ l ist of “Best Banks in America” since 2013 Company Profile Today 1 Source: S&P Global (formerly SNL) 2 Source: Federal Reserve Statistical Release as of June 30, 2022; Insured U.S.-chartered commercial banks ranked by consolidated assets 3 Source: SBA national lender rankings as of September 30, 2022 Only super regional Korean American bank in the nation Hope Bancorp, Inc. (Holding Company of Bank of Hope as of 9/30/2022) Total Deposits $15.5B Total Assets $19.1B Loans Receivable $15.5B1 “We are committed to improving the value of our services as BANKERS, providing comprehensive financial solutions as EXPERTS, and being good NEIGHBORS that foster growth for our customers and communities.” Seasoned and experienced management and board 5 Leading national presence with full-service branch operations in 9 states (strategically located in high-density Asian American communities) • Presence in 3 additional states with specialized Loan Production Offices

National Geographic Presence Nationwide footprint with meaningful presence, providing full banking services to the largest Asian American communities in the U.S. Southern California 27 Branches, 1 Residential Mortgage LPO Northern California 2 Branches, 1 SBA LPO, 1 Commercial Lending LPO Seattle 3 Branches, 1 SBA LPO, 1 Commercial Lending LPO New York/New Jersey 10 Branches, 1 SBA LPO, 2 Commercial Lending LPOs Virginia 2 Branches Texas 4 Branches, 2 SBA LPOs 1 CBG LPO Alabama 1 Branch Illinois 4 Branches Denver SBA LPO Portland 1 SBA LPO Atlanta 1 Branch, 1 SBA LPO 6 Branches and LPOsLPOsBranches Tampa CBG LPO LPO: Loan Production Office SBA: Small Business Administration CBG: Corporate Banking Group

Corporate Social Responsibility Highlights 1 OUT OF 2 Bank of Hope branches located in low-to-moderate income areas 459 HOURS 459 hours of CRA-reportable volunteer hours in 2021 (previously averaged 1,000 hours/year) $3.99 BILLION loans funded in 2021 $663 MILLION CRA-reportable small business lending in 2021 $10 MILLION donations and sponsorships over last 10 years $2.3 MILLION contributions to the Hope Scholarship Foundation since 2001 In addition to financing economic growth, we believe our responsibilities include helping the communities in which we live and work to grow and flourish through volunteerism and philanthropy. 7

Financial Highlights & Earnings Performance 8

Record Loan Production, Improved Asset Quality & Enhanced Profitability Earnings & Profitability • Net interest income increased 8% Q-o-Q and 18% Y-o-Y, reflecting increased average loans receivable and loan yields compounded with higher net interest margin • Net interest margin expanded 13bps Q-o-Q with expansion of interest-earning asset yields outpacing rising cost of deposits • Pre-provision net revenue (“PPNR”) increased 12% Q-o-Q to a record $82.6MM Loans • Record new loan production of $1.35 billion, up 5% Q-o-Q and up 34% Y-o-Y • Mix of new originations well diversified with C&I 55%, CRE 40% and Mortgage and Consumer 5% • Loans receivable increased 6.5% Q-o-Q, or 11% year-to-date Deposits • Deposits increased 3.1% Q-o-Q, supporting the strong loan growth in the third quarter • Total cost of deposits increased 46bps Q-o-Q, reflecting the acceleration of recent Fed Funds rate hikes Asset Quality • Criticized loans decreased 16.6% Q-o-Q or 43.1% YTD, representing 5th consecutive quarter of reductions • Total nonperforming assets decreased 12.3% Q-o-Q or 14.7% Y-o-Y • Losses remain minimal with annualized net charge offs to average loans receivable of 0.01% Q3 2022 Financial Highlights 9 Net Income $53.7M Diluted EPS $0.45 Gross Loans $15.49B Total Deposits $15.50B 1 PPNR (pre-provision net revenue) is a non-GAAP financial measure. A quantitative reconciliation of GAAP to non-GAAP financial measure is provided on Slide 28.

Net Interest Income and Margin



Net Interest Income & NIM
($ Millions)
Q-o-Q increase
$130.3
$133.3
$133.2
$141.5
$153.2
+2%
-0%
+6%
+8%
3.07%
3.13%
3.21%
3.36%
3.49%
3Q21
4Q21
1Q22
2Q22
3Q22
Net Interest Income
NIM



Net Interest Margin
3.36%
+50bps
Loan yield increase
+8bps
Loan balance increase
+4bps
Inv securities decrease + yield increase
-45bps
Interest bearing deposit cost increase + balance increase
-4bps
Borrowings cost increase
3.49%
2Q22
3Q22 net interest margin increased 13bps Q-o-Q
3Q22
Increase
Decrease
Total

- Net interest income before provision for credit losses increased 8% Q-o-Q and 18% Y-o-Y
- Increase attributed to higher average loans receivable and loan yields, combined with net interest margin expansion

- 13bps Q-o-Q increase in net interest margin primarily reflected increases in loan yield (+50bps) and average loan balance (+8bps) partially offset by higher interest bearing deposit costs (-45bps)

Hope Bancorp

10

95% 4% 99% 43% 5% 96% 100% 1% 57% 0% 20% 40% 60% 80% 10 0% 12 0% CRE Commercial SBA Mortgage Consumer Total Origination Fixed/Hybrid Variable Loan Portfolio Interest Rate Breakdown Variable 46% @6.00% 2 Fixed 25% @3.91% 2 Hybrid 1 29% @3.98% 2 Fixed/Variable & Average Rate of New Loan Originations (As of 9/30/2022) Fixed / Variable Breakdown of Total Loan Portfolio (As of 9/30/2022) 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 9 /30/2022) 2 The weighted average rate represents coupon rate and excludes loan discount accretion and interest on nonaccrual loans • Variable rate loans as percentage of total new loan originations increased to 57% of new production from 41% in 2Q 2022 • As of 9/30/2022, variable rate loans increased to 46% of total loans from 44% for 2Q 2022 • Positioned as asset sensitive at 9/30/2022 • $522 million in hybrid interest rate loans will change from fixed to variable rate within the next 12 months 11 4.94% 5.55% 7.59% 4.99% 5.37% 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 9/30/2022) 1

Noninterest Income


Noninterest Income
($ Millions)
$10.6
$3.2
$0.8
$2.5
$4.2
$13.1
$4.3
$0.5
$3.6
$4.6
$13.2
$2.3
$0.8
$5.6
$4.5
$12.7
$2.7
$5.8
$4.7
-$0.5
$13.4
$5.2
$0.1
$2.8
$5.2
3Q21
4Q21
1Q22
2Q22
3Q22
Other Income and Fees
Gain on Sale of SBA Loans
Gain on Sale of Other Loans 1
Primary Customer-Related Service Fees 2

[1] Gain on Sale of Other Loans includes net gains on sales of residential mortgage loans, as well as other loans

[2] Primary Customer-Related Service Fees include service fees on deposit accounts, international service fees, loan servicing fees, and wire transfer fees

- Noninterest income increased 5% Q-o-Q to $13.4 million vs. $12.7 million in 2Q22
  - Primary customer-related service fees increased 10% Q-o-Q
  - Other income and fees increased 94% Q-o-Q, largely reflecting an increase in swap fee income and a reduction in fair value losses on investments
  - These increases were offset by lower net gains on the sale of SBA loans and residential mortgage loans
- Sold $57.8 million of the guaranteed portion of SBA 7(a) loans to the secondary market in 3Q22 vs. $70.2 million in 2Q22
- Sold $3.7 million of residential mortgage loans vs. $4.1 million in 2Q22

Hope Bancorp

12

• Noninterest expense increased to $83.9 million from $80.4 million in 2Q22 • Q-o-Q increase in salaries and benefits for 3Q22 largely reflects full impact of FTE count increase in prior quarter, and higher incentive compensation accruals resulting from strong financial performance • Q-o-Q increase in other noninterest expense reflects an increase in earnings credit expense on deposit accounts as a result of the significant rate hikes Efficiency Ratio & Noninterest Expense to Average Assets 4 53.58% 50.70% 51.50% 52.09% 50.39% 1.70% 1.67% 1.70% 1.80% 1.82% 3Q21 4Q21 1Q22 2Q22 3Q22 Efficiency Ratio Noninterest Expense/Avg Assets 13 $47.0 $44.6 $47.7 $51.1 $53.2 $20.6 $21.0 $19.9 $20.1 $18.7 $1.5 $1.7 $1.5 $2.9 $1.3$6.4 $7.0 $6.3 $6.3 $10.8 1,449 1,476 1,509 1,537 1,539 3Q21 4Q21 1Q22 2Q22 3Q22 Compensation Other core operating expenses Credit related & OREO Other Full-time employee (FTE) $75.4 $80.4 $83.9 $75.5 $74.2 Noninterest Expense and Efficiency Noninterest Expense & FTE ($ Millions) 1 Other core operating expenses include: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment • Efficiency ratio improved to 50.39% for 3Q22 primarily reflecting strong revenue growth outpacing higher noninterest expense 1

Loan Trends 14

Loan Production & Portfolio Trends New Loan Originations Funded ($ Millions) $590 $623 $578 $545 $534 $344 $539 $344 $557 $747 $75 $81 $104 $184 $68 3Q21 4Q21 1Q22 2Q22 3Q22 $1,243 $1,026 $1,286 $1,009 $1,349 CRE C&I Mortgage and Consumer • Total loans receivable increased 6.5% Q-o-Q, or 11% year-to-date • Aggregate payoffs and paydowns decreased to $710.6 from $870.0 million in 2Q22 • C&I loans increased to 33% of loans receivable as of 9/30/22 from 30% as of 6/30/22; CRE loans declined to 61% from 64% over the same period +25%+23% -17% +5% $13.42 $13.95 $14.07 $14.55 $15.49 12 .25 12 .75 13 .25 13 .75 14 .25 14 .75 15 .25 15 .75 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 • Record new loans funded of $1.35 billion, representing 5% increase Q-o-Q, 34% increase Y-o-Y and the 5th consecutive quarter of $1 billion-plus loan production • Originations reflect record C&I production volume accounting for 55% of new loans, with CRE 40% and Mortgage and Consumer loans 5% • Average rate on new loans increased 111bps Q-o-Q to 5.37% Loans Receivable ($ Billions) Q-o-Q change +4% +3% +6% +1% Average Rate of New Loans 3Q21 4Q21 1Q22 2Q22 3Q22 3.36% 3.38% 3.54% 4.26% 5.37% 15 Q-o-Q change

Loan Portfolio by Region 16 1986, Southern California Founded by Los Angeles-based Korean American investors 1997, Northern California Expanded de novo into Northern California; Acquired Asiana Bank in 2003 1998, Eastern Region Expanded into New York/New Jersey through multiple acquisitions 2004, Midwest Expanded into Chicago through branch acquisition; Acquired Foster Bank in 2013 2005, Pacific Northwest Expanded de novo into Seattle; Acquired Pacific International Bank in 2013 2016, Southwest and Southeast Expanded into Texas, Georgia and Alabama through merger with Wilshire Bancorp $15.49 Billion (as of 9/30/2022) 47% Southern CA 18% Other States 6% Texas 2% Illinois 2% Washington 18% Eastern Region (NY/NJ) 7% Northern CA

Loan Portfolio Composition $15.49 Billion (as of 9/30/2022) 20% CRE: Owner-occupied 42% CRE: Nonowner-occupied 33% C&I 5% Consumer CRE Portfolio Outstanding $9,504.9MM Average Size $1,834M Average Yield 4.52% C&I Portfolio Outstanding $5,124.4MM Average Size $1,454M Average Yield 5.74% Consumer Portfolio Outstanding $861.9MM Average Size * $608M Average Yield 3.45% 17 * Average Size excludes credit card loans. Including credit card loans, the average consumer loan size was $198M.

Transformation to Lower-Risk Loan Portfolio

$2.64 Billion C&I Portfolio

Wholesale Trade	25%
Manufacturing	15%
Warehouse Line	11%
Supermarkets	5%
Restaurant	5%
Gas Station	5%
Transportation & Warehouse	4%
All Other C&I	30%

Note: All Others includes business types representing less than 4% of total C&I portfolio, including: Gas Station, Restaurant, Real Estate & Leasing, Retail, Laundries/Drycleaners, Liquor Stores, Hotel/Motel, Services, and Other smaller segments.

$8.59 Billion CRE Portfolio

Retail – Multi	20%
Hotel Motel	19%
Industrial & Warehouse	11%
Gas Station & Car Wash	11%
Mixed Use	9%
Office Building	7%
All Other CRE	23%

Note: All Others includes property types representing less than 7% of total CRE portfolio, including: Mixed Use, Retail-Single, Church, Residential, Office, Golf Course and Other smaller segments.


7%
22%
71%
$12.10 B
(as of 9/30/2019)


6%
33%
61%
$15.49 B
(as of 9/30/2022)

$5.12 Billion C&I Portfolio

Manufacturing	14%
Wholesale Trade	13%
Information	12%
Warehouse Line	7%
Gas Station	5%
Restaurant	5%
Health Care/Social Asst.	4%
All Other C&I	40%

Note: All Other C&I includes business types representing less than 4% of total C&I portfolio, including: Retail Trade, RE & Leasing, Hotel/Motel, Laundries & Drycleaners, Liquor Store, Supermarkets, Transportation and Other smaller segments.

$9.50 Billion CRE Portfolio

Retail – Multi	20%
Industrial & Warehouse	13%
Multi-family	13%
Hotel & Motel	11%
Gas Station & Car Wash	11%
Mixed Use	9%
Retail – Single	8%
All Other CRE	15%

Note: All Other CRE includes property types representing less than 7% of total CRE portfolio, including: Office, Church, Golf Course, and Other smaller segments.

Hope Bancorp

18

Asset Quality Trends 19

Asset Quality

Nonperforming Assets
($ Millions)



$113.7
$15.2
$98.5
0.64%
$111.8
$2.6
$109.2
0.62%
$102.4
$2.0
$100.4
0.58%
$110.6
$2.0
$108.6
0.61%
$97.0
$1.5
$95.5
0.51%
3Q21
4Q21
1Q22
2Q22
3Q22
NPLs
OREO
NPAs/Total Assets

Total Criticized Loans
($ Millions)



4.10%
$550.5
$243.7
$306.8
3.58%
$499.6
$242.4
$257.2
2.80%
$393.6
$226.7
$167.0
2.34%
$340.5
$244.7
$95.8
1.83%
$284.1
$204.7
$79.4
3Q21
4Q21
1Q22
2Q22
3Q22
Substandard & Doubtful
Special Mention
Total Criticized Loans as a % of Total Loans

Provision (Credit) for Credit Losses & Net Charge Offs (Recoveries)
($ Millions)



1.28%
-$10.0
$1.5
-0.07%
-0.52%
-$11.0
$3.2
-0.03%
$9.2
0.01%
3Q21
4Q21
1Q22
2Q22
3Q22
Provision for Credit Losses
(Credit) for Credit Losses
Net (Recoveries) Charge Offs (annualized)

- **Total nonperforming assets decreased 12% Q-o-Q, reflecting reductions in all categories**
  - Nonaccrual loans declined 7% Q-o-Q
  - Delinquent loans on accrual status declined 57% Q-o-Q
  - Accruing TDR loans declined 4% Q-o-Q
  - OREO declined 26% Q-o-Q

- **Special mention loans decreased 17% Q-o-Q**
- **Substandard loans decreased 16% Q-o-Q**
- **Total criticized loans declined 17% Q-o-Q to 1.83% of loans receivable vs. 2.34% at 6/30/22**
- **YTD, total criticized loans declined 43%**

- **Provision for credit losses of $9.2 million primarily reflects strong loan growth and addresses future economic headwinds**
- **Net charge offs of $219,000 or 0.01% of average loans receivable, annualized**

Hope Bancorp

20

Deposit Trends 21

Deposit Trends 22 Deposit Composition ($ Billions) Deposit Cost Trend Average Deposits and Cost of Interest-Bearing Deposits ($ Billions) 0.27% 0.25% 0.24% 0.24% 0.23% 0.23% 0.23% 0.23% 0.25% 0.26% 0.32% 0.41% 0.56% 0.79% 1.02% $9.1 $9.1 $9.3 $9.1 $9.7 $5.8 $6.0 $5.7 $5.7 $5.7 0.42% 0.39% 0.38% 0.54% 1.25% 0.00% 0.50% 1.00% 1.50% 2.00% 3Q21 4Q21 1Q22 2Q22 3Q22 Average Noninterest Bearing Deposits Average Interest Bearing Deposits Cost of Interest Bearing Deposits $6.0 $5.8 $5.5 $5.7 $5.6 $5.9 $6.2 $6.5 $6.3 $5.9 $0.3 $0.3 $0.3 $0.3 $0.3 $2.9 $2.8 $2.2 $2.7 $3.7 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 $15.06 $15.50$15.03 $14.52 $15.04 +4%-3% 0% +3% Q-o-Q growth annualized Quarterly Cost of Deposits Monthly Cost of DepositsDDA MMA/NOW Savings Time 0.26% 3Q21 0.79% 3Q22 0.33% 2Q22 0.24% 1Q22 0.23% 4Q21 $14.99 $15.45 $14.80$14.95$15.07 • Total cost of deposits increased 46bps Q-o-Q reflecting acceleration of recent Fed Funds rate hikes • Average interest-bearing deposits increased 7% Q-o-Q • Average noninterest bearing deposits were stable at $5.72 billion • Total cost of interest-bearing deposits increased 71bps Q-o-Q • Total deposits increased 3% Q-o-Q • The increase in time deposits Q-o-Q reflects short- term funding to support strong loan growth

Strong Franchise Value 23

The Representative Bank of the Korean American Community


Total Assets
$37.91 Billion
As of 12/31/2021
Bank of Hope 47%
Total Loans
$28.95 Billion
As of 12/31/2021
Bank of Hope 48%
Total Deposits
$32.04 Billion
As of 12/31/2021
Bank of Hope 47%
Bank of Hope
Hanmi Bank
Metro City Bank
Pacific City Bank
Commonwealth Bus. Bank
Open Bank
First IC Bank
US Metro Bank
PromiseOneBank
NewBank
New Millennium Bank
UniBank
Noah Bank

Data Source: Bank Call Report data sourced from S&P Market Intelligence.

24

12.13% 10.32% 10.69% 11.33% $12.80 11.72% 10.25% 10.32% 10.92% $12.60 Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Tangible Common Equity per Share 6/30/2022 9/30/20222 $17.3 $16.8 $16.8 $16.9 $16.7 $47.2 $2.8 $14.7 3Q21 4Q21 1Q22 2Q22 3Q22 Dividends Buybacks Strong Capital Position & Returns Capital Positions Dividends & Buybacks ($ Millions) Maintaining strong levels of capital • All regulatory capital ratios remain at strong levels • Tangible common equity per share decreased Q-o-Q to $12.60 reflecting impact to AOCI from marks on securities portfolios Committed to strong stockholder returns • Quarterly common stock dividend maintained at $0.14 per share • $35.3 million remaining of $50.0 million share buyback plan as of 9/30/22 • Dividend yield: 4.43% (9/30/22) | Dividend payout ratio: 30.98% (TTM) 25 1 Tangible common equity per share is a non-GAAP financial measure. A quantitative reconciliation of the GAAP to non-GAAP financial measure is provided on Slide 28. 1

2022 Full-Year Outlook  Loan Growth: A greater level of confidence for achieving the higher end of 2022 full-year guidance of high single-digit to low double-digit loan growth, excluding SBA PPP  Noninterest Expenses: Noninterest expense to average assets expected to be approximately 1.75%- 1.78% for 2022 full-year  Net Interest Margin: Expect continued margin expansion for 2H 2022, but at a lower magnitude of expansion than Q2 2022  Asset Quality: Anticipate improving asset quality metrics with criticized balances continuing downward trend in 2H 2022, resulting in approximately 30-40% reduction for 2022 full-year  Profitability: Net interest income expansion driven by rising interest rates and earnings asset growth Current Outlook as of 3Q22  Loan Growth: Continued loan growth in 4Q 2022, achieving the higher end of 2022 full-year guidance of high single-digit to low double-digit growth, excluding SBA PPP  Noninterest Expenses: Noninterest expense to average assets expected to be approximately 1.75%- 1.80% for 2022 full-year  Net Interest Margin: Expect flat to slight margin compression in 4Q 2022, potentially offsetting to a small degree year-to-date expansion  Asset Quality: Continuation of improving asset quality metrics with criticized balances continuing downward trend in 4Q 2022, resulting in approximately 50-60% reduction for 2022 full-year  Profitability: Net interest income expansion expected to range from 13-16% for 2022 full-year Previous Outlook as of 2Q22 26

Appendix 27

Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s financial performance and in response to market participant interest. A reconciliation of the GAAP to non-GAAP financial measures utilized by management is provided below. 28 Pre-provision Net Revenue (PPNR) ($ in thousands) 3Q21 2Q22 3Q22 Net interest income before provision (credit) for credit losses $ 130,296 $ 141,538 $ 153,186 Noninterest income 10,617 12,746 13,355 Revenue 140,913 154,284 166,541 Less: noninterest expense 75,502 80,365 83,914 Pre-provision net revenue $ 65,411 $ 73,919 $ 82,627 Tangible Common Equity Per Share ($ in thousands) 3Q21 2Q22 3Q22 Total stockholders’ equity $ 2,074,398 $ 2,000,369 $ 1,975,725 Less: Goodwill and core deposit intangible assets, net (472,630) (471,148) (470,662) Tangible common equity 1,601,768 1,529,221 1,505,063 Common shares outstanding 120,198,061 119,473,939 119,479,253 Tangible common equity per share $ 13.33 $ 12.80 $ 12.60